INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205



                                                                October 29, 2004

To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Integrated BioPharma, Inc. (the "Company"), which will be held at 9:00 a.m. local time, on November 24, 2004 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

         At the Annual Meeting, you will be asked to elect three Class III directors for a three-year term and to ratify the appointment of independent auditors of the Company for the 2005 fiscal year. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about October 29, 2004.

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                  Sincerely,

                                  /s/ E. Gerald Kay
                                  E. Gerald Kay
                                  Chief Executive Officer

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 24, 2004

                             TO THE STOCKHOLDERS OF
                           INTEGRATED BIOPHARMA, INC.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Integrated BioPharma, Inc., a Delaware corporation ("INB" or the "Company"), will be held on November 24, 2004, at 9:00 a.m., local time, at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

         1. To elect three Class III directors for a three-year term to serve until the 2007 Annual Meeting of Stockholders;

         2. To ratify the appointment of Amper, Politziner & Mattia, P.C. as INB's independent accountants for the fiscal year ending June 30, 2005; and

         3. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1 and NO. 2, TO BE PRESENTED TO INB STOCKHOLDERS AT THE ANNUAL MEETING.

                                  By order of the Board of Directors.

                                  /s/ Eleanor DiMartino
                                  Eleanor DiMartino
                                  Secretary
Hillside, New Jersey
October 29, 2004

         It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205


                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS


                         To be held on November 24, 2004


                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc. ("INB" or the "Company"), a Delaware corporation, to be voted at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 24, 2004, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about October 29, 2004.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 22, 2004 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 12,526,290.

          Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect three Class III directors for a three year term to serve until the 2007 Annual Meeting of Stockholders (the "Director Proposal") and (2) to ratify the appointment of Amper, Politziner, & Mattia, P.C., as INB's independent auditors for the fiscal year ending June 30, 2005 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.


                          QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Director Proposal, the Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Director Proposal and (2) FOR the Independent Auditors Proposal, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of nine (9) directors divided into three classes of directors serving staggered 3-year terms.

         The members of Class I, whose terms of office expire in 2006, are Mr. E. Gerald Kay, Ms. Riva Kay Sheppard and Mr. Carl DeSantis.

         The members of Class II, whose terms of office expire in 2005, are Ms. Christina Kay, Mr. Robert Canarick and Mr. Robert B. Kay.

         The members of Class III, whose terms of office expire in 2004, are Mr. Seymour Flug, Mr. Glenn Chang and Mr. Zarko Kraljevic.

         The stockholders will consider and vote upon the election of Mr. Seymour Flug, Mr. Glenn Chang and Mr. Zarko Kraljevic to serve their respective terms.

         Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

         The following table sets forth certain information with respect to the members of INB's Board of Directors during the fiscal year ended June 30, 2004.

                                                                                       Class of
Name and Biographical Information                                        Age           Directors      Director Since
---------------------------------                                        ---           ---------      --------------
E. Gerald Kay                                                            68             Class I            1980
     Served as Chairman of the Board and President of the Company,
     and its predecessor since 1980, and was president until May
     1999. On May 9, 2003 he became Chief Executive Officer.

Riva Kay Sheppard                                                        37             Class I            1991
     Served  as  Vice  President  and  director  of the Company since  May  1991.  Mrs.  Sheppard  is the daughter  of
     E. Gerald  Kay  and  the  sister  of Christina Kay.

Carl DeSantis                                                            65             Class I            2003
     Served as a director  of the  Company  since 2003.
     Mr. DeSantis has served as Chairman of CDS International
     Holdings, Inc. since June of 2001. Prior to that he was
     Chairman of Rexall Sundown, Inc.

Christina Kay                                                            34             Class II           1994
     Served  as  Vice  President  and  director  of the Company since  December  1994.  Ms.  Kay  is  the daughter  of Gerald
     Kay and the sister of Riva Kay Sheppard.

Robert Canarick                                                          54             Class II           1994
     Served as a director of the Company since December 1994. From
     January 1998 until August 2001, he served as general counsel of NIA Group, LLC, an all lines independent insurance agency.
     From August 2001, he has served as President of Links
     Insurance Services, LLC. Mr. Canarick is a Certified
     Public Accountant and attorney.

Seymour Flug                                                             69             Class III          2000
     Served as President of the Company from May 1999 until May 9,
     2003. Prior to 1999, he was Chairman of the Board of Diners
     Club International.

                                       3


Robert B. Kay                                                            64             Class II           2003
     Since  2002,  Mr. Kay served as  Chairman of Paxis
     Pharmaceuticals,  Inc.  Prior  to  that,  he was a founding partner of the New York-based law firm of  Kay, Collyer &
     Boose  LLP.  Mr.  Kay is the brother of E. Gerald Kay.

Glenn Chang                                                              56             Class III          2003
     Since   1999,   Mr.   Chang  has  been   Director, Executive
     Vice  President  and  Chief   Financial Officer of the First
     American  International Bank, Brooklyn,  N.Y.  Prior  to  the
     founding  of  the bank,  he spent  almost  20 years at
     Citibank  as Vice  President.  Mr. Chang is a Certified Public
     Accountant.

Zarko Kraljevic                                                          84             Class III          2003
     Since 1972, Mr.  Kraljevic has served as President and Chief
     Executive  Officer  of  Diners  Club of Eastern Europe.


Recommendation and Vote

         Approval of the election of these nominees for directors requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED ABOVE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. During the fiscal year ended June 30, 2004, all such persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act, with the following exception: Carl DeSantis (a holder of more than 10% of the Company's common stock), who was late in filing a Form 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on October 1, 2004, by:

        * each person who is known by Integrated BioPharma to beneficially own 5% or more of the common stock of Integrated BioPharma;

        * each of the directors and executive officers of Integrated BioPharma; and

        * all of Integrated BioPharma's directors and executive officers, as a group.

         The address of each of the persons listed below is c/o Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.


                   Name of                       Number of Shares Beneficially    Percentage of Shares Beneficially
               Beneficial Owner                            Owned (1)                          Owned (2)
               ----------------                  -----------------------------    ---------------------------------

E. Gerald Kay                                           6,170,384(3)                          53.8%
Carl DeSantis                                           2,135,417(4)                          18.6%
Robert B. Kay                                           1,019,629(5)                           8.7%
Seymour Flug                                            1,066,033(6)                           8.7%
Riva Kay Sheppard                                       1,136,164(7)                           9.4%
Christina Kay                                           1,136,164(7)                           9.4%
Eric Friedman                                             563,666(8)                           4.9%
Robert Canarick                                           128,533(9)                           1.1%
Directors and executive officers as a group            13,495,596(10)                         85.8%
(8 persons)


--------------------------------------------------------------------------------
* Less than 1% of outstanding shares

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 1, 2004, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 12,553,290 shares of common stock outstanding on October 1, 2004.

(3) Includes (i) 819,629 shares of common stock held by EGK LLC, of which Mr. Kay is the manager, and (ii) 1,524,026 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with Christina Kay with respect to 169,358 shares of common stock and with Riva Sheppard Kay with respect to 169,358 shares of common stock.

(4) Includes 819,629 shares of common stock held by CDS Group Holdings, LLC, of which Mr. DeSantis is the manager.

(5) Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 200,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(6) Includes 750,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(7) Includes 516,666 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with E. Gerald Kay with respect to 169,358 shares of common stock.

(8) Includes 491,666 shares of common stock issuable upon exercise of presently exercisable stock options.

(9) Includes 100,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(10) Includes 4,099,024 shares of common stock issuable upon exercise of presently exercisable stock options.

       Securities Authorized for Issuance Under Equity Compensation Plans

         The following table includes information as of June 30, 2004 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

                                                  EQUITY COMPENSATION PLAN INFORMATION

                               Number of securities
                                to be issued upon        Weighted-average        Number of securities remaining
                                  exercise of           exercise price of      available for future issuance under
                              outstanding options,     outstanding options,    equity compensation plans (excluding
                              warrants and rights       warrants and rights     securities reflected in column (a))
                                     (a)                       (b)                             (c)
                              -------------------       -------------------     -----------------------------------
Equity compensation plans
approved by security holders      5,683,261                   $2.41                         1,869,739

Equity compensation plans
not approved by security
holders                                  --                      --                                --
                                  ---------                   -----                         ---------

                  Total:          5,683,261                   $2.41                         1,869,739
                                  =========                   =====                         =========


                                    DIRECTORS

         The Board of Directors held three meetings during the fiscal year ended June 30, 2004. All directors attended at least 75% of the meetings of the Board and the committees on which he or she served.

         No compensation was paid to any director for his or her services to the Board of Directors or any committee. The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Chang. The Audit Committee periodically consults with the Company's management and independent public accountants of financial matters, including the Company's internal financial controls and procedures. The Audit Committee met five times in Fiscal 2004, and all members attended the meeting.

         The Company does not have a standing nominating committee or compensation committee, though it expects to establish a compensation committee within the next year in compliance with American Stock Exchange listing standards. With respect to nominating matters, the entire Board nominates the directors for election at the Annual Meeting. The Board values the input of each of its members and believes that input is important in determining the Board nominees. At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating committee. As a result, the entire Board participates in the consideration of Board nominees and nominated the candidates for election named in this Proxy Statement.

                               EXECUTIVE OFFICERS

         The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

         Eric Friedman, age 56, has been the Chief Financial Officer and Treasurer of the Company since June 1996. From June 1978 through May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman was a director of Wire One Technologies, Inc., a publicly traded video conferencing and communications company until his resignation in June 2001.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended June 30, 2004, 2003 and 2002, certain compensation information as to the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company who served as an executive officer during the fiscal year ended June 30, 2004, and whose salary and bonus exceeded $100,000 in 2004 (the "Named Executive Officers").

                                       SUMMARY COMPENSATION TABLE

                                         Annual Compensation                     Long Term Compensation
                                         -------------------                     ----------------------

          Name and                                                      Securities Underlying         All Other
     Principal Position          Year        Salary         Bonus           Stock Options           Compensation
     ------------------          ----        ------         -----           -------------           ------------

E. Gerald Kay                    2004       $ 97,500              -            100,000              14,100 (2)(3)
CEO and Chairman                 2003         97,500       $ 50,000            400,000              27,817 (1)(2)(3)
of the Board                     2002         97,500              -            400,000              20,142 (1)(2)(3)

Seymour Flug (4)                 2004         65,130              -            100,000               1,560 (2)(3)
Former President and             2003         65,130         30,000            300,000               1,320 (3)
CEO                              2002         65,130              -            300,000                   - (3)

Eric Friedman                    2004        200,000              -            100,000               7,767 (2)(3)
Chief Financial Officer          2003        174,664          8,500             75,000               5,103 (2)(3)
and Vice President               2002        161,250              -             75,000               4,406 (2)(3)


Riva Kay Sheppard                2004        109,980              -            100,000               7,800 (2)(3)
Vice President                   2003        109,980         10,000            100,000               7,650 (2)(3)
                                 2002        100,000         25,000            100,000               9,150 (2)(3)

Christina Kay                    2004         99,994              -            100,000               8,400 (2)(3)
Vice President                   2003         99,994         10,000            100,000               7,929 (2)(3)
                                 2002         99,994         25,000            100,000               6,525 (2)(3)

(1) Includes the Company's portion of premiums amounting to $18,817 and $10,992 during the fiscal years ended June 30, 2003 and 2002 respectively on a split dollar life insurance arrangement on Mr. Kay's life. The Company also provides Mr. Kay with the use of a Company car.

(2) The disclosed amount includes the Company's matching contributions under the Company's 401(k) plan.

(3)  The Company also provides the individuals with the use of a Company car.

(4)  Mr. Flug resigned his position as President on May 9, 2003.

                                OPTION/SAR GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2004

         The following table sets forth individual grants of stock options by INB pursuant to the Integrated Health Technologies, Inc. Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2004.

                                        % of Total
                                        Granted to
                Securities Options     Employees in     Exercise        Expiration
Name              Granted (#)(1)       Fiscal Year      Price (2)          Date
----              --------------        -----------     ---------          ----

E. Gerald Kay          9,182               1.0%           $10.89       December 4, 2008
E. Gerald Kay         90,818               9.7%            10.89       December 4, 2013
Seymour Flug         100,000              10.7%             9.90       December 4, 2013
Eric Friedman        100,000              10.7%             9.90       December 4, 2013
Riva Sheppard        100,000              10.7%             9.90       December 4, 2013
Christina Kay        100,000              10.7%             9.90       December 4, 2013



(1) The date of grant for these options was December 4, 2003, which become exercisable on December 4, 2004.

(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 100,000 of stock options granted to Mr. Kay which is equal to 110% of the fair market value on the date of grant.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The following tables sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 2004 based on the last sale price of a share of Common Stock on June 30, 2004 of $8.16.


                                                             Number of Securities            Value of Unexercised
                                            Value           Underlying Unexercised          In-the-Money Options at
                           Acquired       Realized        Options at Fiscal Year End          Fiscal Year End ($)
                          on Exercise        (1)               (#) Exercisable /                 Exercisable /
        Name                  (#)            ($)                 Unexercisable                 Unexercisable (2)
        ----              -----------     --------        --------------------------        -----------------------
E. Gerald Kay                 --             --              1,524,026 / 100,000                11,345,552 / --
Seymour Flug                  --             --                750,000 / 100,000                 5,746,000 / --
Eric Friedman                 --             --                491,666 / 100,000                 3,387,245 /  --
Riva Sheppard                 --             --                516,666 / 100,000                 3,582,995 /  --
Christina Kay                 --             --                516,666 / 100,000                 3,582,995 /  --


(1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

(2) Based upon the fair market value of the shares of Common Stock on June 30, 2004 ($8.16), less the exercise price per share.


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Kay Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five-year period. On April 28, 2000 the lease was amended, reducing the square footage and extending the lease to May 31, 2015.

         On February 21, 2003, the Company completed a merger of a wholly-owned subsidiary of the Company and NuCycle Acquisition Corp. ("Nucycle") pursuant to which the Company acquired NuCycle in exchange for the shareholders of NuCycle receiving from the Company 368,833 shares of common stock and twenty-five percent (25%) of the after-tax profits of NuCycle until the shareholders of NuCycle have received in the aggregate, an additional $5,000,000. E. Gerald Kay, the Chief Executive Officer of the Company, Seymour Flug, a director of the Company, and Carl DeSantis, a significant stockholder and director of the Company, collectively owned approximately seventy-four percent (74%) of NuCycle.

         On February 24, 2003, the Company completed the acquisition of the membership interests of Natex Georgia, LLC, a limited liability company formed under the laws of the Republic of Georgia ("Natex") from Trade Investment Services, L.L.C. ("TIS"), representing fifty percent (50%) of the membership interests of Natex. Pursuant to the terms of a purchase agreement dated as of February 1, 2003 by and between the Company and TIS, TIS received 2,458,886 shares of the Company's common stock.

         E. Gerald Kay, the Chief Executive Officer of the Company and beneficial owner of approximately thirty-seven percent (37%) of the stock of the Company (or, approximately forty percent (40%) if family trusts of which he is a trustee are attributed to him), is the beneficial owner of one-third (1/3) of the equity of TIS. Robert Kay, the brother of E. Gerald Kay, is also the beneficial owner of one-third (1/3) of the equity of TIS. Carl DeSantis is the beneficial owner of one-third (1/3) of the equity of TIS.

         On July 22, 2003, the Company completed its acquisition of ninety-seven (97%) percent of the shares of common stock of Paxis Pharmaceuticals, Inc., a Delaware corporation ("Paxis"), based in Boulder, Colorado. Paxis was organized to manufacture and distribute cGMP API Paclitaxel, a leading cancer therapy drug. The Company acquired 47% of the shares of Paxis in exchange for its 50% interest in Natex. The Company acquired 50% of the shares of Paxis from Trade Investment Services, LLC ("TIS"), which funded Paxis' and Natex's development pursuant to the terms of a certain Purchase Agreement dated as of February 1, 2003 (the "Purchase Agreement").

                        PROPOSAL NO. 2 - RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of INB has appointed the firm of Amper, Politziner & Mattia, P.C., independent auditors, to audit the consolidated financial statements of Integrated BioPharma, Inc. and its subsidiaries for the fiscal year ending June 30, 2005, subject to ratification by the INB stockholders.

         A member of Amper, Politziner & Mattia, P.C. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

      Representatives of Amper, Politziner & Mattia, P.C. normally attend most meetings of the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

      The Audit Committee on an annual basis reviews the services performed by Amper, Politziner & Mattia, P.C., and reviews and approves the fees charged by Amper, Politziner & Mattia, P.C.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended June 30, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $140,000 and $69,000, respectively, all of which are attributable to Amper, Politziner & Mattia, P.C.

Financial Information Systems Design and Implementation Fees

         Amper, Politziner & Mattia, P.C. did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2004.

All Other Fees

         Amper, Politziner & Mattia, P.C. received $42,600 in fees for other services for the fiscal year ended June 30, 2004. These fees relate to services provided in connection with Securities and Exchange Commission Filings (Registration Statement on Form S-3) and a Securities and Exchange Commission comment letter and fees related to Form 8-K filings.

Recommendation and Vote

         Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL
                     OF THE INDEPENDENT AUDITORS PROPOSAL.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two directors. Each of the two members of the committee are independent. The Board of Directors has adopted an Audit Committee

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Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditor's provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

         Based upon the Audit Committee's discussions with management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 filed with the Securities and Exchange Commission.

         The foregoing has been approved by all members of the Audit Committee.

                                                Glenn Chang
                                                Robert Canarick


                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

         Stockholder proposals to be included in the Company's proxy statement with respect to the 2005 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than July 5, 2005. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

         The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company's chief executive offices at Integrated BioPharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

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                             DISCRETIONARY AUTHORITY

         A duly executed proxy given in connection with the Company's 2004 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 15, 2004, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2004 Annual Meeting of Stockholders, without advice in the Company 2004 Proxy Statement as to the nature of such matter.


                          OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2004 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.


                       By order of the Board of Directors


                                                     /s/ E. Gerald Kay
                                                     E. Gerald Kay
                                                     Chief Executive Officer
October 29, 2004

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